Exhibit 10.31

Amendments to

the PepsiCo, Inc. 2003 Long-Term Incentive Plan,

the PepsiCo SharePower Stock Option Plan,

the PepsiCo, Inc. 1995 Stock Option Incentive Plan,

the Quaker Long-Term Incentive Plan of 1999,

the Quaker Long Term Incentive Plan of 1990 and

the PepsiCo, Inc. Director Stock Plan

(effective November 17, 2006)

1.	Section 10 of the PepsiCo, Inc. 2003 Long-Term Incentive Plan is hereby amended by replacing the current text in its entirety with the following:

Dilution and Other Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in corporate structure affecting any class of Common Stock, the Committee shall make such adjustments in the class and aggregate number of shares which may be delivered under this Plan as described in Section 5, the individual award maximums under Section 6, the class, number, and Options Exercise Price of outstanding Options and the class and number of shares subject to any other Awards granted under this Plan (provided the number of shares of any class subject to any Awards shall always be a whole number), as may be, and to such extent (if any), determined to be appropriate and equitable by the Committee, and any such adjustment may, in the sole discretion of the Committee, take the form of Options covering more than one class of Common Stock. Such adjustment shall be conclusive and binding for all purposes of the Plan.

2.	Section 11 of the PepsiCo SharePower Stock Option Plan is hereby amended by replacing the current text in its entirety with the following:

Adjustment for Change in Stock Subject to Plan. In the event of any change in the outstanding shares of Common Stock by reason of any stock split, stock dividend, recapitalization, spin-off, merger, consolidation, combination or exchange of shares or other similar corporate change, such equitable adjustments shall be made in the Plan and the Options granted hereunder as, and to such extent (if any), the Committee determines are necessary or appropriate, including, if necessary, an adjustment in the number of shares and Option Exercise Prices per share applicable to Options then outstanding and in the number of shares which are reserved for issuance under the Plan. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

3.	Section 10 of the PepsiCo, Inc. 1995 Stock Option Incentive Plan is hereby amended by replacing the current text in its entirety with the following:

Dilution and Other Adjustments. In the event of any change in the outstanding shares of Common Stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, such equitable adjustments shall be made in the Plan and the Options granted hereunder as, and to such extent (if any), the Committee determines are necessary or appropriate, including if necessary, an adjustment in the number of shares and Option Exercise Prices per share applicable to Options then outstanding and in the number of shares which are reserved for issuance under the Plan. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

4.	Section 3.3 of the Quaker Long-Term Incentive Plan of 1999 is hereby amended by replacing the current text in its entirety with the following:

Adjustments. If there is any change in the Common Stock by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of Shares, the limitations on the number of Shares specified under Section 3.4, the number of Shares then available under Section 3.1 of the Plan for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards, the number of Shares subject to outstanding Options, Restricted Stock, Performance Shares and Other Stock Based Awards, and the price thereof, as applicable, shall be adjusted by the Committee as may be, and to such extent (if any), determined to be appropriate and equitable by the Committee. Shares issued under the Plan through the settlement, assumption nor substitution of outstanding awards or obligations to grant future awards as a condition of the Company acquiring another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

5.	Section 3.3 of the Quaker Long Term Incentive Plan of 1990 is hereby amended by replacing the current text in its entirety with the following:

Adjustments. If there is any change in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number of Stock Appreciation Rights and number and class of shares available for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of Shares subject to outstanding Options, Stock Appreciation Rights, grants of Restricted Stock and Performance Shares, and Other Stock Based Awards, and the price thereof, as applicable, shall be adjusted by the Committee as may be, and to such extent (if any), determined to be appropriate and equitable by the Committee.

6.	Section 7 of the PepsiCo, Inc. Director Stock Plan is hereby amended by replacing the current text in its entirety with the following:

Dilution and Other Adjustments. The number and kind of shares of PepsiCo Capital Stock issuable under the Plan, or which may be awarded to any participant, shall be adjusted proportionately by the Employee Directors, as may be, and to such extent (if any), determined to be appropriate and equitable by the Employee Directors, to reflect stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares or other similar corporate changes.